SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 29, 2003

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c)      Exhibits.

99.1	Press Release dated April 29, 2003

Item 9. Regulation FD Disclosure.

     In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, intended to be furnished under Item 12 — Results of Operations and Financial Condition, is instead furnished under Item 9 — Regulation FD Disclosure.

     On April 29, 2003, Critical Path, Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2003. The press release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. A copy of the earnings release is furnished herewith as Exhibit 99.1

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003

CRITICAL PATH, INC.

By:
/s/ Paul Bartlett Paul Bartlett Executive Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 29, 2003